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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 27, 2004
                                ----------------
                Date of Report (Date of earliest event reported)


                        Endurance Specialty Holdings Ltd.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


            Bermuda                     1-31599                98-032908
            -------                     -------                ---------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


          Wellesley House, 90 Pitts Bay Road, Hamilton HM 08, Bermuda
          -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (441) 278-0440
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         On January 22, 2004, Endurance Specialty Holdings Ltd. (the "Company") issued a press release announcing that it had received notice of exercise of the rights of certain of its founding shareholders under the terms of the Registration Rights Agreement between the Company and its founding shareholders. On January 27, 2004, the Company filed a registration statement on Form S-1 (File No. 333-112258) on behalf of certain selling shareholders of the Company's ordinary shares relating to the sale of up to 8,050,000 ordinary shares. The Registration Statement on Form S-1 is attached hereto as Exhibit 99.1, is incorporated herein by reference and contains information that has not previously been filed by the Company pursuant to the Securities Exchange Act of 1934.


Item 7.  Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

   99.1 Registration Statement on Form S-1 (File No. 333-112258), dated January 27, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 27, 2004



                              By:    /s/ John V. Del Col
                                 ----------------------------------------
                              Name:  John V. Del Col
                              Title: General Counsel & Secretary
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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1 Registration Statement on Form S-1 (File No. 333-112258), dated January 27, 2004